SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C.  20549

                         FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): July 11, 2002

              Commission File No. 000-26859

                       Javien, Inc..
  (Exact Name of Registrant as Specified in Its Charter)


       Delaware                            13-4067173
    (State or Other                     (I.R.S. Employer
    Jurisdiction of                   Identification No.)
   Incorporation or
     Organization)

1801, 1 Yonge Street, Toronto,                      M5E 1W7
Ontario, Canada
 (Address of principal                            (ZIP Code)
  executive offices)

                      (416) 214-7744
   (Registrant's Telephone Number, Including Area Code)



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ITEM 5.     OTHER EVENTS

A.    On  August  1, 2002, the Registrant finalized  and closed
a Convertible Loan Agreement, dated as of July 16, 2002, with First Venture Capital Limited, a venture capital firm based in London, U.K. The total amount of the loan is $450,000 which is due in 270 calendar days with interest accruing at 6.5% per
annum.   Under  the terms of the Convertible Loan Agreement, the
holder may, at its option, convert all or any portion (minimum $10,000) of the principal amount of the loan plus accrued interest into shares of the Registrant's common stock at a conversion price of $0.10 per share, which, at maturity, would equate to a maximum of 4,719,375 shares of common stock.

     A  copy of the Convertible Loan Agreement is  filed herewith
as  an exhibit and is incorporated  herein  by reference.   The
Registrant  will  be  restricted  from paying  dividends  on  its
common  stock,  changing  its business,   etc.  while  the  loan
remains convertible without the prior written consent of First Venture Capital Limited (or its successors or assigns).

      No party acted as the Registrant's placement agent with regard to the negotiation and closing of this financing evidenced by the Convertible Loan Agreement, and, other than professional fees payable to legal and accounting advisors, the bulk of the funds raised in the Financing will be available to the Registrant as working capital.

B. The Registrant is in the process of completing an Acquisition Agreement, to be dated as of July 1, 2002, with
respect  to  microCreditCard,  Inc.,  a   private Virginia
corporation, whereby it plans to acquire all of the issued and outstanding shares of common stock of microCreditCard, Inc. from that corporation's shareholders in exchange for up to 6,138,668 shares of the Registrant's common stock. This proposed all stock offer has not yet closed.

      A condition precedent of the Acquisition Agreement is the completion by the Registrant of not less than $450,000 of new
financing, which has been met with  the execution   of   and
closing  of  funding   under   the Convertible Loan Agreement
referenced herein.

      The Registrant plans to file a subsequent Current Report on Form 8-K, to include a copy of the Acquisition Agreement,
following  the  closing  of  this   proposed transaction,  should
it  be  completed.   There  is  no guarantee that the proposed
acquisition of microCreditCard, Inc. will be completed.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits:

     10.1 Convertible Loan Agreement dated as of July 11,
          2002 by and between the Registrant and First Venture
          Capital Limited.

                       SIGNATURES

     Pursuant  to  the  requirements of  the  Securities Exchange
Act  of 1934, the Registrant has  duly  caused this   report  to
be  signed  on  its  behalf  by   the undersigned, thereunto duly
authorized.

  JAVIEN, INC.


  By:    [signed: R. Wolfli]
  Date: August 9, 2002
         Richard J. Wolfli, Chairman

Exhibit 10.1   Convertible Loan Agreement dated as of July 11,
               2002 by and between the Registrant and First
               Venture Capital Limited.




________________________________________________________
____________



               CONVERTIBLE LOAN AGREEMENT



                         Between


              FIRST VENTURE CAPITAL LIMITED


                           and


                      JAVIEN, INC.



                Dated as of July 11, 2002



________________________________________________________
____________





WARNING:  THIS AGREEMENT IS TO BE REVIEWED ONLY  BY  THE
INTENDED ADDRESSEE WHO HAS CONFIRMED TO THE COMPANY THAT
HE  IS AN EXPERIENCED INVESTOR IN UNLISTED SECURITIES OF
THIS TYPE.

This CONVERTIBLE LOAN AGREEMENT (the "Agreement") is effective as of date of the last signature, between First Venture Capital Limited, a company incorporated under the laws of the England & Wales with its registered office at [Intentionally deleted] (the "Lender") and Javien, Inc., a company incorporated under the laws of Delaware, with its registered office at 1 Rockefeller Plaza - Suite 1600, New York, New York, 10020 (the "Borrower" or the "Company").


                    W I T N E S S E T H :


      WHEREAS, the Company seeks financing in order to develop its business;

       AND WHEREAS, the Lender wishes to provide such financing to the Company on the terms and conditions contained in this Agreement.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by each of the parties hereto, the parties hereby agree as follows:


                          ARTICLE I
                DEFINITIONS AND CONSTRUCTIONS

1.1 Defined  Terms. Capitalized terms used in this Agreement
     and   not  otherwise  defined  herein  shall  have  the
     meanings set forth in Annex 1 to this Agreement.

1.2 Sections and Headings. The division of this Agreement into Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "pursuant hereto" and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Sections are to Sections of this Agreement.

1.3 Number. Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include individuals, partnerships, associations, trusts, unincorporated organizations and companies and vice versa.


                         ARTICLE II
                       LOAN PROVISION

2.1 Amount and Purpose of Loan. Lender agrees that it will provide to the Company, in accordance with the terms set out herein below, a loan in the aggregate principal amount of US$ 450,000 (the "Loan"). Proceeds of the Loan shall be solely used to develop and improve the Company's business and marketing of the Company. The Loan shall be drawn down in installments of not less than US$ 10,000 and not exceeding the amount of US$ 100,000, within ten (10) Business Days from a receipt of a written request from the Company.

2.2 Interest. Simple interest at a rate of 6.5% shall accrue on the outstanding amount of the Loan, which interest shall accrue from the date of the Loan (or any part thereof) is received by the Company (the "Interest"). Accrued Interest shall be computed on the basis of a 360-day year and actual days elapsed and be payable on the Maturity Date, as defined in Annex 1. In the event of an Event of Default, a default interest rate of 4% above the applicable Interest rates for each of the relevant periods referenced above shall accrue from the date of such event, on the principal of the Loan and Interest accrued at the date of such event, and shall be computed as the simple interest rate above.

2.3 Repayment. In the event that the Loan has not been converted pursuant to Section 2.5 below, the Company shall repay the principal of the Loan in US$ to the Lender or, if the Lender so directs, to its designee, in full on, at the latest (the "Maturity Date"). Notwithstanding the foregoing, in the event that the Lender elects not to convert all or part of the Loan pursuant to Section 2.5 below, the Lender may, at any time before the expiration of the Conversion Period, as defined below, demand repayment by the Company of the outstanding principal of the Loan, together with Interest accrued thereon. In such event, the Company shall be obliged to repay the Loan together with accrued Interest no later than ninety (90) Business Days following receipt of written notification by the Lender of such demand for repayment.

2.4 Prepayment.   The  Company shall be entitled  to  prepay
     the Loan together with any Interest accrued thereon before it becomes repayable under the terms of this Agreement.

2.5 Conversion. The Lender may during the term hereof (the "Conversion Period"), at its sole discretion, elect to convert all or a part of the outstanding principal of its Loan plus accrued Interest determined as of the date of conversion (the "Conversion Amount"), subject to a minimum Conversion Amount of not less than US$ 10,000 at any one time, into Shares of the Company based on delivery of a written notice to the Company (the "Conversion Notice").

2.6 Conversion Notice. Should the Lender decide to convert under Section 2.5 above, on or before the expiry of the Conversion Period, the Lender shall deliver to the Company the Conversion Notice informing the Company of the Conversion Amount.

2.7 Conversion Ratio. The number of Shares of the Company to be held by the Lender immediately following such conversion shall be determined as follows:

     The Lender has the right to acquire one (1) Common Share of the Company for each US$ 0.10 of the Loan and/or any Interest accrued thereon that the Lender chooses to convert, subject to the minimum Conversion Amount of not less than US$ 10,000 set forth in Section 2.5, above.

2.8 Common Shares Restricted. Issuance of the Common Shares by the Company to the Lender shall be subject to an exemption from registration pursuant to the United States Securities and Exchange Acts of 1933 and 1934 and resale of the shares shall be restricted, subject to the rules and regulations promulgated under those Acts.


                         ARTICLE III
                 COVENANTS AND UNDERTAKINGS

3.1 Proceeds of Loan. The Company covenants with the Lender to use the proceeds of the Loan only for improvement and development of its business and marketing of the Company and that of its Group Companies and any other business which is duly approved by the Board of Directors of the Company and consistent with the Company's business plan.

3.2 Information. The Lender acknowledges and the Company represents that Javien, Inc., is a company reporting with the United States Securities and Exchange Commission and that the Company is subject to the disclosure requirements as required by the regulations of the Commission. The Company is current with its reporting obligations and has filed all documents and financial statements relating to its operations thereby enabling the lender to have full disclosure of the Company's financial statements and operations. So long as the Lender continues to be a lender of the Company or Shareholder in the Company following conversion of its Loan described in Section 2.5 above (the "Participation Period"), it shall have access to and shall receive:

     (a) audited financial statements (including a balance sheet, income statement and cash flow statement) within ninety (90) days after the end of each financial year;

    (b)  unaudited   financial   statements   (including   a
         balance sheet, including income statement and cash flow statement) within forty five (45) days from the end of each quarter;

    (c) a monthly management report containing information in a form agreed on by the Company and the Lender within twenty (20) days from the end of each month; and

    (d) an annual operating plan and budget, at least thirty (30) days prior to the first day of the calendar year covered by such plan.

3.3 Senior Debt. The Loan shall be treated as Senior Debt of the Company and shall rank, pari passu, with all other Senior Debt (a list of all outstanding Senior Debt will be provided by the Company to the Lender prior to signing of this Agreement and the Company undertakes to promptly inform the Lender of any further Senior Debt incurred, as permitted in accordance with
     Section 3.5 of this Agreement). The term "Senior Debt" as used in this Agreement shall mean all liabilities of the Company for borrowed money from any individual or entity, providing one or more convertible loans to the Company on terms which may be similar to the terms of this Agreement. For the avoidance of doubt, the Lender agrees that all outstanding convertible loans entered into by the Company as of the date of this Agreement constitute Senior Debt.

3.4 Negative Pledge. The Company hereby agrees not to, and not to allow its Group Companies to, create, incur, assume or suffer to exist any material charge, lien or encumbrance over any of its property, tangible or intangible assets or revenues, after the date of this Agreement as a result of any loan or further borrowing by the Company or any of its Group Companies, except with respect to any borrowing permitted by Section 3.5 hereof, but any such borrowing shall not permit the lender(s) thereof to rank senior to the Lender with respect to the repayment of such amounts, unless agreed to by the Lender.

3.5 Borrowing. The Company hereby agrees not to enter into any agreement or facility for the provision of further borrowing to the Company, other than working capital/overdraft facilities needed by the Company in its ordinary course of business up to a maximum of US$ 150,000, as well as convertible debt up to a maximum of US$ 500,000, unless approved in advance by the Lender in writing.

3.6 Sale of Assets. The Company hereby undertakes not to sell or transfer the whole or a material part of its assets, or agree to its Group Companies selling the whole or a material part of their assets, except on arm's length terms and in the event of such sale, unless rights of conversion are exercised under Section
     2.5 above, the monies from the sale must first be used to repay the Loan and all accrued Interest, unless waived, in writing, by the Lender. The Company shall ensure that, in the event of any sale under this clause , any sale proceeds shall be sufficient to repay the loan and any outstanding interest accrued thereon.

3.7 Sale of Shares in Group Companies. The Company hereby undertakes not to sell a Controlling Interest in any of its Group Companies, except with the prior written approval of the Lender. For the purposes of this clause "Controlling Interest") shall mean any holding of more than 50% of the voting rights of any Group Company.

3.8 Material Adverse Change. The Company hereby undertakes to disclose to the Lender, without delay, any material adverse change in the markets, products, operations, facilities or personnel of itself or any Group Company, which may reasonably be expected to affect the ability of the Company to repay the Lender.

3.9 Observer Status at Board Meetings. The Company undertakes to provide at least 5 Business Days' advance written notification to the Lender of any shareholder meetings and board of director meetings of the Company and its Group Companies. Lender shall be entitled to send an observer to attend any such meetings and Lender shall be obliged to notify the Company in writing of the identity of such observer in advance of any such meeting. Any observer attending a meeting on behalf of the Lender shall not be entitled to participate in any way in the meetings of the Company or its Group Companies and shall be required to maintain the confidentiality of all material presented, discussed or distributed during such meeting.

3.10 Access and Visitation Rights. The Lender shall have the right, upon reasonable advance written notice and during reasonable business hours, to visit the offices of the Company and to have access to the books and records of the Company and any other Group Company. Access to the books and records of a Group Company shall include permission to review such books and records and to make copies of selected excerpts of such books and records, subject to the confidentiality rules of the Company and the Group Companies and to the obligations of confidentiality arising under this Agreement.


                         ARTICLE IV
               REPRESENTATIONS AND WARRANTIES

4.1 Of  the  Company.   The  Company hereby  represents  and
    warrants to the Lender at the date of this Agreement and at the date of any request by the Company for a drawdown, as follows:

    (a) The Company is a corporation duly incorporated and validly existing under the laws of the State of
         Delaware, USA. The Company has all corporate power, permits and authorization necessary to own and operate its properties and to carry on the businesses currently conducted by it;

    (b) Every Group Company (i) is duly incorporated, validly existing and in good standing under the laws of its respective jurisdictions of incorporation; and (ii) has the corporate power, permits and other authorizations necessary to own and operate its respective properties and to carry on the respective businesses currently conducted by it;

    (c) The Company has delivered to the Lender true and complete copies of the following information: (i) the Certificates of Incorporation of every Group Company as amended to the date of this Agreement;
         (ii) the Articles of Association of Every Group Company in effect on the date of this Agreement; and (iii) unaudited financial statements (the "Financial Statements") for the period ending December 31, 2001 for the Company;

    (d) Any Interim Financial Statements provided to the Lender present fairly the financial position of the Company as of the date they are issued and this warranty shall be repeated whenever such Statements are delivered to the Lender;

     (e) Since the date on which disclosure information was distributed to the Lender, as listed in Annex 2 hereto, there has been no material adverse change in the business prospects or financial condition of any Group Company; There are no conditions existing with respect to any Group Company's markets, products, operations, facilities or personnel which might imminently and materially adversely affect the business or prospects of the Group Companies, taken as a whole, other than such conditions as may affect the industries and the markets in which the Group Companies participate and operate as a whole;

    (f) This Agreement has been duly authorized by all necessary corporate action of the Company and has been duly executed and delivered and is a valid and legally binding agreement of the Company in accordance with its terms. The conversion of the Loan into shares of the Company as contemplated by this Agreement, the execution and delivery of this Agreement and the compliance with the terms hereof do not and will not conflict with or result in a violation or breach of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or the Articles of Association of the Company;

    (g) On the date hereof, the Company has an authorized capitalization of 25,000,000 Common Shares, of which 13,133,613 Common Shares are issued and outstanding as at the date of execution of this
         Agreement by the Company. There are no outstanding subscriptions, options, rights (preemptive or otherwise) or commitments for the purchase of any Common Shares or other securities of the Company convertible into or exchangeable for the issuance of additional Common Shares other than options to purchase Common Shares provided to Employees and other key individuals of the Group Companies pursuant to the Company's Stock Incentive Plan; convertible loans permitted in accordance with Section 3.5 above; and other than the Company's offer to the minority security holders of Javien Inc. (Bahamas), one of the Group Companies, to acquire the remaining securities of Javien Inc. (Bahamas) which the Company does not own, such that Javien Inc. (Bahamas) might become a wholly-owned subsidiary of the Company, on the following basis:

    (i) Issuing up to 90,000 Common Shares for the shares of Javien Inc. (Bahamas) which the Company does not yet own (the Company after March 31, 2002 owns 99.7% of all outstanding shares of Javien Inc. of the Bahamas);
    (ii) Issuing warrants permitting the holders to acquire up to 141,136 Common Shares at an exercise prices of US$0.37 to US$1.10 per share until expiration of such warrants, which will expire in early 2006, in exchange for existing warrants to acquire shares of Javien Inc. (Bahamas) on similar terms;
    (iii)Reserving up to 63,211 Common Shares for the possible issuance upon conversion of an outstanding CDN$97,000 convertible debenture issued by the Company, which debenture expires December 31, 2002; and
    (iv) Reserving up to 100,000 Common Shares for the possible issuance upon conversion of an outstanding USD$10,000 convertible debenture issued by the Company, which debenture expires December 31, 2002.

    (h) Each Group Company has filed all tax returns (federal, state (or provincial) and local), required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments received by it as well as other taxes (federal, state (or provincial) and local) known to be due and payable by it on or before the date hereof, other than such federal, state (or provincial) and local taxes the installment payments of which are not yet due and other than specific payroll tax obligations, other than such taxes or dues as specified above that are under re-assessment or re-calculation;

    (i) Each Group Company has good and marketable title to its properties and assets, subject to no mortgage, pledge, lien, encumbrance, or charge, other than (i) as reflected in the Financial Statements; or (ii) possible minor matters that in the aggregate do not exceed fifty thousand (US$ 50,000) U.S. dollars and do not materially detract from or interfere with the present or intended use of these assets;

    (j) No Group Company is in violation of any term or provision of its Certificate of Incorporation,
         Articles of Association, or of any mortgage, indenture, judgment, decree or other instrument or agreement to which such Group Company is a party or by which it or its property is bound, and the execution, delivery and performance of this Agreement will neither result in any material violation of any such term or provision nor be in conflict with or constitute a material default under any such term or provision. There is no legal action or proceeding or investigation by any regulatory authority pending or, to the knowledge of the officers of any Group Company, threatened against any Group Company;

    (k) No Group Company is in breach of any covenants, obligations or provisions contained in any similar loan or debt agreement; and

    (l) The Company has disclosed to the Lender the information contained in Annex 2, which it considers constitutes all material information relating to the financial and constitutional position of the Company and the Group Companies as at the date of this Agreement and which may reasonably, in the Company's view, have a material impact on the investment decision of the Lender.

    (m) The Company is in the final stages of negotiating a merger with MicroCreditCard, Inc. ("MCC"), a company incorporated in the State of Virginia, whereby the Company will issue up to 6,138,668 Common Shares to acquire up to 100% of the outstanding shares of MCC. The Company will issue a minimum of 3,069,334 Common Shares to acquire no less than 50% of MCC, otherwise the transaction will be cancelled and annulled. This transaction is contemplated to be completed on or about August 1, 2002.

4.2 Of the  Lender.   The  Lender  hereby  represents  and
    warrants to the Company as follows:

    (a) The Lender is an experienced investor in unlisted securities of this type, has already made such investments and well understands their risks;

    (b) The Lender acknowledges that no action has been taken that would permit an offering of Shares of the Company to the public in the jurisdiction in which the Lender is resident or located or in any other jurisdiction where action for that purpose would be required and, accordingly, no shares of the Company may be resold in any jurisdiction in any manner that would result in the characterization of the transactions contemplated hereby or the offer of the shares of the Company as a public offering;

    (c) The Lender is aware that no state or other agency has passed upon or made any finding or determination concerning the fairness of the transactions contemplated by this Agreement or the adequacy of the disclosure of the annexes to this Agreement, and that Lender must forego the security, if any, that such a review would provide;

    (d) The Lender understands and acknowledges that no tax authority has been asked to rule on the tax consequences of the transactions contemplated hereby and, accordingly, in making the Lender's decision to provide funding to the Company, upon the terms and conditions set forth in this Agreement, the Lender has relied upon the investigations of the Lender's own tax and business advisers in addition to the Lender's own independent investigations, and that the Lender and the Lender's advisers have fully considered all the tax consequences of the Lender's acquisition of Shares of the Company as contemplated by this Agreement;

    (e) The Lender has all requisite authority to conduct its business as it is now being conducted and to execute, deliver and perform all its obligations under this Agreement;

    (f) This Agreement has been duly authorized by all necessary action of the Lender and has been duly executed and delivered and is a valid and legally binding agreement of the Lender in accordance with its terms. The conversion of the Loan into Shares, as contemplated by this Agreement, the execution and delivery of this Agreement and the compliance with the terms hereof do not and will not conflict with or result in a violation or breach of any of the terms or provisions of, or constitute a default under any agreement or instrument to which the Lender is bound; and

    (g) The Lender has received, reviewed and understood the Company's disclosure documents in Annex 2 hereto, including the financial statements contained therein, and the Lender represents and warrants that such information is adequate and sufficient for the purpose of informing him about his investment in the Company.

4.3 Survival.   The  representations and warranties  of  the
    parties hereto contained in this Article IV shall survive the execution and delivery of this Agreement.


                          ARTICLE V
              EVENTS OF DEFAULT AND EXPIRATION

5.1 Events of Default.  In the event that:

    (a) the   Company  shall  fail  to  pay  any  sum  which
         becomes due in accordance with the terms of this Agreement; or

    (b) the Company shall make any material default in the performance of any of its obligations hereunder;
         or

    (c) an order shall be made or an effective resolution passed or petition filed for the insolvency or the winding up of the Company, or distress or execution or other process is levied or enforced against or upon the whole or a substantial part of the assets of the Company; or

    (d) the Company shall be in breach of its covenants or undertakings contained in Article III above; or

    (e) the Company shall be in material default under any other loan or facility agreement; or

    (f) any representation or warranty made in Article IV hereof by the Company shall prove to have been materially false or misleading at the time made;
         or

    (g) the Company or any of its Group Companies suffers the loss of the whole or a substantial part of its assets, except in the case of a pre-meditated wind-up,; or

    (h) any indebtedness of the Company or any of its Group Companies in an amount of US$ 100,000 or more becomes due, or capable of being declared due, before its stated maturity or after expiration of any grace period or is not repaid at maturity as extended by any applicable grace period, or any guarantee or similar obligation of the respective borrower is not discharged at maturity or when called or it goes into default under, or commits a breach of, any instrument or agreement relating to any such indebtedness, guarantee or other obligation; or

    (i) it becomes unlawful for the Company to perform or comply with any of its obligations hereunder; or

        (j) attachment or execution is levied against, or an encumbrance shall affect, all or a substantial part of the undertaking, property or assets of the Company or, in the case of any of the other Group Companies, an attachment or execution is levied against, or an encumbrance shall affect any other Group Company which is not being wound up, dissolved or otherwise disposed of by the Company following notice to the Lender in accordance with subsection 5.1(g) hereof, then in any such case and at any time thereafter the Lender may, in its sole discretion, by written notice to the Company declare the principal of and all Interest relating to the Loan due and payable immediately, whereupon the same shall become due and payable.

5.2  Expiration.  This Agreement will expire upon:

    (a) the repayment in full of the Loan together with any Interest due thereon and with any and all payment due hereunder; or

    (b) the conversion of all of the Conversion Amount into equity of the Company and the delivery to the Lender of documentation evidencing such equity interest; or

    (c) the conversion of a portion of the Loan into equity of the Company, the delivery to the Lender of documentation evidencing such equity interest and the repayment in full of the balance of the Loan and any Interest due thereon to the Lender.


                         ARTICLE VI
            GOVERNANCE OF THE COMPANY AND NOTICES

6.1 Conversion Period. The Company covenants that it shall not, at any time following the signing of this Agreement until the expiration of the Conversion Period, without the prior written consent of the Lender, authorize or take any of the following actions:

    (a)  the distribution of  any dividends;

    (b) the filing of a petition for voluntary bankruptcy or liquidation of the Company; or

    (c) fundamentally  change  the nature  of  the  business
         other  than  as described in the business  plan  or
         other   than   as   described  in  the   disclosure
         documentation provided to the Lender.

6.2 Notices. All notices which must or may be given pursuant to or in respect of this Agreement shall be in writing and given or made in the English language and may be given by hand delivery, telefax, locally recognized courier or registered mail. Notice hereunder shall be deemed to be received by the relevant addressee listed below, or such other addressee as the party hereto may from time to time designate by like notice, on the first Business Day after delivery if it was hand delivered, sent by telefax or dispatched by locally recognized courier, and on the second Business Day if it was mailed by registered mail. Should any party hereto exercise more than one of the aforesaid alternatives of delivery of notices hereunder, then a relevant notice shall be deemed to be received by the other party on such above-prescribed Business Day which occurs the earliest.

     (a)  in the case of a notice to the Lender:

          First Venture Capital Limited
          [Intentionally deleted]
          [Intentionally deleted]
          [Intentionally deleted]

          Attention:          [Intentionally deleted]
          Facsimile No.:           [Intentionally deleted]

     (b)  in the case of a notice to the Borrower:

          Javien, Inc.
          c/o Shane Henty Sutton, LLC.
          1 Rockefeller Plaza - Suite 1600
          New York, New York 10020, USA

          Attention:          Peter Moulinos, Esq.
          Facsimile No.:           (212) 265-4680

     In  proving  delivery it shall be  sufficient  for  the
     sender   to   prove  that  the  notice  was  delivered,
     dispatched or posted in the manner described above.


                         ARTICLE VII
                        MISCELLANEOUS

7.1 Actions to be Taken. Each of the parties to this Agreement agrees that it will take all such action, and use its best efforts to cause others to take all such action as shall be necessary and advisable to complete the purpose of this Agreement.

7.2 Entire Agreement. This Agreement constitutes and contains the entire agreement between the parties to this Agreement and supersedes all prior agreements among or between any of the parties or their affiliates relating to the subject matter of this Agreement.

7.3 Amendment.   This Agreement may be amended  or  modified
     only by an agreement in writing signed by all of the parties to this Agreement.

7.4 Severability.   The  unenforceability or  invalidity  of
     any Article, Section, subsection or provision of this Agreement shall not affect the enforceability or valid ity of the other provisions of this Agreement.

7.5 Assignment. No interest of any party in any part of this Agreement may be assigned or otherwise transferred except with the prior written consent of the other party except that the Company shall be entitled to assign or transfer this Agreement to any entity owned or controlled by or under common ownership or control with the Company, without the prior written consent of the other parties to this Agreement.

7.6 No Continuing Waiver. The waiver, express or implied, by any party of any right under this Agreement or any failure to perform or breach by another party shall not constitute or be deemed a waiver of any other right under this Agreement or of the same right on another occasion.

7.7 Expenses.   Each  party to the contemplated  transaction
     shall be responsible for its own expenses.

7.8 Successors  and  Assigns.   This  Agreement   shall   be
     binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

7.9 Governing Law; Disputes. This Agreement shall be governed by and construed in accordance with the laws of England. The parties hereto agree to settle any dispute arising from this Agreement in amicable way. Should there be no settlement in amicable way within thirty (30) days, a dispute, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the ICC Rules, which Rules are deemed to be incorporated by reference into this Section. The number of arbitrators shall be three (3). The seat of arbitration shall be London, England. The language to be used in the arbitral proceedings shall be English.

7.10Execution  Copies.  This Agreement shall be executed  in sufficient counterparts such that each party may receive one fully executed original, with the exception of the Lender who shall receive two (2) fully executed originals, and all the counterparts taken together shall be deemed to constitute one and the same instrument.

7.11 Confidentiality. It is understood and agreed that all information generated or obtained by the Lender in connection with this Agreement and with the Company, including without limitation information obtained by the Lender in connection with its information rights under this Agreement, is confidential and shall not be released by the Lender to any third parties except as to that information that is required by law to be reported and information that is permitted to be disclosed by agreement of the parties.

7.12 Enforceability The terms of this Agreement may only be enforced by a party to it and the operation of the Contracts
     (Rights of Third Parties) Act 1999 is excluded from this Agreement."



      IN WITNESS WHEREOF, each of the parties has itself or by its duly authorized representative or representatives executed this Agreement on the date first above written.


For the Lender:



/s/  Arthur  Lancaster                          /s/  L.   A.
Kearns
Name:    Arthur  Lancaster                  Name:   Lawrence
Kearns
Position:  Director                     Position:  Director
First  Venture Capital Limited                First  Venture
Capital Limited


For the Company:



/s/ R. Wolfli
Name:  Richard J. Wolfli
Position:  Chairman
Javien,                                                 Inc.

                           Annex 1
                         Definitions


"Articles of Association"
shall mean the Articles of Association, Incorporation or Continuance of every Group Company attached as part of the disclosure documents in Annex 2 to this Agreement;

"Board of Directors"
shall mean the board of directors of the Company or such other company as the context permits;

"Business Day"
shall mean any day on which commercial banks are open for normal banking business in the Isle of Man, London and New
York;

"Common Shares"
shall mean the shares of common stock in the capital of the Company with a par (or nominal) value of US$ 0.001 each, having the rights and privileges set out in the Articles of Association of the Company as may be issued from time to time;

"Employees"
shall mean an individual who is employed on a full-time basis by the Company or any other Group Company from time to time;

"Equity Investment"
shall mean any subscription for shares in the capital of the Company;

"US$"
shall mean the lawful currency of the United States of America;

"Event of Default"
shall mean the events set out in Section 5.1 of this Agreement;

"Group Company"
shall mean the Company and every other company in which the Company holds a majority voting equity interest in such company or has the ability to control the management of such company;

"Maturity Date"
shall be 270 calendar days from the date of the second parties signing of the Agreement;

"Shareholder(s)"
shall mean collectively all (or some) of the holders of Common Shares from time to time;

"Shareholdings"
shall mean the total number of Common Shares held by each Shareholder respectively from time to time;

"Shares"
shall mean the Common Shares and preferred shares in the capital of the Company each having the rights and privileges set out in the Articles of Association of the Company as may be issued from time to time; and

"Third Party"
shall mean any person, individual, corporate body, partnership or other entity, other than any Group Company.


                           Annex 2
                     List of Disclosures


(i)  the   Certificates  of  Incorporation  of  every  Group
     Company as amended to the date of this Agreement;
(ii) the Articles of Association of every Group Company in effect on the date of this Agreement; and
(iii) unaudited financial statements (the "Financial Statements") for the period ending December 31, 2001 for the Company.